NEITHER THESE WARRANTS NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF
THESE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE ISSUER OF THESE SECURITIES.

380,000 Warrants                                               December 12, 2005

                               KNIGHT FULLER, INC.

                                    WARRANTS

      Knight Fuller, Inc., a Delaware corporation ("Knight Fuller"), certifies that, for value received, Montage Partners III, LLC, or registered assigns (the "Holder"), is the owner of Three Hundred Eighty Thousand (380,000) Warrants of Knight Fuller (the "Warrants"). Each Warrant entitles the Holder to purchase from Knight Fuller at any time prior to the Expiration Date (as defined below) one share of the common stock of Knight Fuller (the "Common Stock") for $1.60 per share (the "Exercise Price"), on the terms and conditions hereinafter provided. The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in this Certificate.

1. Vesting; Expiration Date; Exercise

      1.1 Vesting. The Warrants shall vest and become exercisable as of the date of this Certificate.

      1.2 Expiration Date. The Warrants shall expire on December 12, 2009 (the "Expiration Date").

            Manner of Exercise. The Warrants are exercisable, in whole or in part, by delivery to Knight Fuller of the following (the "Exercise Documents"):
(a) this Certificate; (b) a written notice of election to exercise the Warrants; and (c) payment of the Exercise Price in cash or by check. Within three (3) business days following receipt of the foregoing, Knight Fuller shall deliver to the Holder: (i) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (ii) if less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised. In lieu of paying cash to exercise this Warrant, the Holder may, by designating a "cashless" exercise on the Notice of Exercise Form, acquire a number of whole shares of the Company's Common Stock equal to (a) the difference between (i) the Market Value of the Company's Common Stock and (ii) the Exercise Price, multiplied by (b) the number of shares of Common Stock purchasable under the portion of the Warrant tendered to the Company, divided by (c) the Market Value of the Company's Common Stock. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the five (5) business days immediately preceding the Company's receipt of the Notice of Exercise Form duly executed. Notwithstanding the foregoing, the Holder shall be entitled to exercise this Warrant on a "cashless" basis only if at the time of exercise there is not in effect a registration statement filed by Knight-Fuller covering the resale of the shares of Common Stock covered by this Warrant, as set forth in Section 2(a) of the Registration Rights Agreement dated as of December 12, 2005 between Knight Fuller and the Holder.

2. Adjustments of Exercise Price and Number and Kind of Conversion Shares

      2.1 In the event that Knight Fuller shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

      2.2 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation in which Knight Fuller is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares, the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrants immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1 (without duplication). The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

3. Reservation of Shares. Knight Fuller shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrants, Knight Fuller shall promptly seek such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to Knight Fuller of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it and if requested by Knight Fuller a bond, and (in the case of mutilation) upon surrender and cancellation of these Warrants, Knight Fuller will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

5. Transfer. Subject to compliance with applicable securities laws, the Warrants are transferable on the books of Knight Fuller maintained for such purpose by Knight Fuller in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrants evidenced by this Certificate are transferred, Knight Fuller will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrants not so transferred. Notwithstanding anything to the contrary in the Warrants, the Holder shall not be entitled to sell, assign or otherwise transfer any of the Warrants or any of its interest therein without the prior written consent of Knight Fuller, which shall not be unreasonably withheld.

6. Severability. If any term, provision, covenant or restriction of these Warrants is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of these Warrants shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

7. Notices. All notices, requests, consents and other communications required hereunder shall be in writing and shall be effective when delivered or, if delivered by registered or certified mail, postage prepaid, return receipt requested, shall be effective on the third day following deposit in United States mail: to the Holder, at the address of the Holder set forth in the corporate records of Knight Fuller; and if addressed to Knight Fuller, at the principal executive offices of Knight Fuller, as disclosed in its most recent filings with the Securities and Exchange Commission, or such other address as Holder or Knight Fuller may designate in writing.

8. No Rights as Shareholder. The Holder shall have no rights as a shareholder of Knight Fuller with respect to the shares issuable upon exercise of the Warrants until the receipt by Knight Fuller of all of the Exercise Documents.

                                        KNIGHT FULLER, INC.


                                        By: /s/ Howard Livingston
                                            ---------------------

                                   EXHIBIT "A"
                               NOTICE OF EXERCISE

                (To be signed only upon exercise of the Warrants)

To:   Knight Fuller, Inc.

      The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of Knight Fuller, Inc. ("Knight Fuller"), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

      The undersigned hereby represents and warrants to, and agrees with, Knight Fuller as follows:

      1. Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

      2. Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

      3. Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

      4. Holder understands that the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

      5. Holder is an "accredited investor" within the meaning of Regulation D under the Securities Act.

      6. Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to Knight Fuller any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, Knight Fuller may require the contemplated transferee to furnish Knight Fuller with an investment letter setting forth such information and agreements as may be reasonably requested by Knight Fuller to ensure compliance by such transferee with the Securities Act.

      Each certificate evidencing the Warrant Shares will bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Number of Warrants Exercised:___________

Dated:__________________________________


                                              __________________________________